Accounts receivable and prepaids (Detail) - Accounts Receivable and Prepaids - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Trade receivables	$ 16,556	$ 3,338
Advances to vendors	11,199	7,725
Loan receivable	354	902
Prepaid expenses	2,305	1,702
Other receivables	1,592	1,707
Total accounts receivable and prepaids	32,006	15,374
Less: non-current portion of loan receivable		(388)
Accounts receivable and prepaids recorded as a current asset	$ 32,006	$ 14,986